Quarterly Holdings Report
for

Fidelity Advisor® Communications Equipment Fund

October 31, 2020

AFDC-QTLY-1220
1.809086.117

Schedule of Investments October 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Communications Equipment - 92.5%
Communications Equipment - 92.5%
Acacia Communications, Inc. (a)	7,782	$527,153
ADTRAN, Inc.	9,062	96,873
Arista Networks, Inc. (a)	1,715	358,264
Calix Networks, Inc. (a)	19,255	450,760
Casa Systems, Inc. (a)	5,510	22,977
Ciena Corp. (a)	19,484	767,475
Cisco Systems, Inc.	69,281	2,487,188
CommScope Holding Co., Inc. (a)	21,728	193,379
EchoStar Holding Corp. Class A (a)	15,814	366,252
Ericsson (B Shares) sponsored ADR	289,400	3,244,168
Evertz Technologies Ltd.	5,208	46,009
Extreme Networks, Inc. (a)	22,468	91,220
F5 Networks, Inc. (a)	6,352	844,435
Harmonic, Inc. (a)	18,184	108,013
Inseego Corp. (a)(b)	8,481	73,785
InterDigital, Inc.	6,096	341,254
Juniper Networks, Inc.	32,255	636,069
Lumentum Holdings, Inc. (a)	8,979	742,474
Motorola Solutions, Inc.	5,950	940,457
NetScout Systems, Inc. (a)	14,025	287,793
Nokia Corp. sponsored ADR (a)(b)	161,897	545,593
Radware Ltd. (a)	19	428
Sierra Wireless, Inc. (a)	7,315	81,150
Sonus Networks, Inc. (a)	11,745	50,621
ViaSat, Inc. (a)	7,509	254,555
Viavi Solutions, Inc. (a)	37,493	463,039
		14,021,384
Electronic Equipment & Components - 0.4%
Electronic Components - 0.4%
Corning, Inc.	1,733	55,404
IT Services - 0.3%
Internet Services & Infrastructure - 0.3%
Rackspace Technology, Inc. (a)(b)	2,958	46,589
Software - 5.8%
Application Software - 0.0%
Citrix Systems, Inc.	1	113
Systems Software - 5.8%
Cloudflare, Inc. (a)	4,514	234,593
CommVault Systems, Inc. (a)	2,164	85,673
Fortinet, Inc. (a)	352	38,850
Palo Alto Networks, Inc. (a)	663	146,649
Ping Identity Holding Corp. (a)	5,440	150,634
Rapid7, Inc. (a)	1,498	92,771
Tenable Holdings, Inc. (a)	3,832	130,710
		879,880

TOTAL SOFTWARE		879,993

TOTAL COMMON STOCKS
(Cost $11,793,151)		15,003,370

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.10% (c)	128,950	128,976
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)(d)	546,421	546,475
TOTAL MONEY MARKET FUNDS
(Cost $675,451)		675,451
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $12,468,602)		15,678,821
NET OTHER ASSETS (LIABILITIES) - (3.5)%		(524,315)
NET ASSETS - 100%		$15,154,506

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$59
Fidelity Securities Lending Cash Central Fund	2,533
Total	$2,592

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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